                                                                     EXHIBIT 10z


                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of the 17th day of December, 2001 by and among

         Homeland Stores, Inc., a Delaware corporation (the "Borrower"), with its principal executive offices at 2601 NW Expressway, Suite 1100E, Oklahoma City, Oklahoma 73112; and

         Fleet Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Revolving Credit Lender"); and

         Back Bay Capital Funding LLC, a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Term Lender"); and

         Fleet Retail Finance Inc. (in such capacity, the "Administrative Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as collateral agent and administrative agent for the Revolving Credit Lender and the Term Lender in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH

         WHEREAS, the Administrative Agent, the Revolving Credit Lender, the Term Lender, and the Borrower entered into a Loan and Security Agreement dated as of August 15, 2001 (as amended and in effect, the "Loan Agreement"); and

         WHEREAS, the Administrative Agent, the Lenders, and the Borrower desire to amend certain of the terms and conditions of the Loan Agreement.

         NOW THEREFORE, it is hereby agreed as follows:

1. Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendments to Section 1. The provisions of Section 1 of the Credit Agreement are hereby amended by deleting the definition of "Excess Availability Amount" in its entirety and substituting the following in its stead:

                  "EXCESS AVAILABILITY AMOUNT": The greater of (i) $3,500,000, or (ii) fifteen percent (15%) of the Borrowing Base (without regard to the deduction of the Excess Availability Amount) as of each date of calculation, provided that for the period December 10, 2001 through January 9, 2002 the Excess Availability Amount shall be the greater of the amounts set forth in clause (i) or (ii) above, less, in each case $650,000.

3. Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent and the Lenders:

         a. This First Amendment shall have been duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, and the Lenders. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

         b. The Borrower shall have paid to the Administrative Agent for the ratable benefit of the Lenders an amendment fee in the sum of $15,000. The amendment fee shall be fully earned upon execution of this First Amendment and shall not be rebated or refunded under any circumstances.


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         c.       The Bankruptcy Court in the Proceedings shall have entered an order approving the Borrower's and each Guarantor's entering into this First Amendment, which shall have been certified by the Clerk of the Bankruptcy Court as having been duly entered, and such order shall not have been stayed, modified, appealed, reversed or otherwise affected. All motions and other documents to be filed with and submitted to the Bankruptcy Court in connection with this First Amendment and the approval thereof shall be reasonably satisfactory in form and substance to the Administrative Agent and the Lenders.

         d. No Default or Event of Default shall have occurred and be continuing.

         e. The Borrower and each Guarantor shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and its counsel may have reasonably requested.

In the event that each of the foregoing conditions are not satisfied (or waived by the Lenders) by December 14, 2001 (or such later date as the Lenders may agree), then this First Amendment shall be void and of no effect.

4.       Miscellaneous.

         f. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all of the representations, warranties and covenants therein contained.

         g. The Borrower shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and the Lenders in connection with this First Amendment, including, without limitation, all reasonable attorneys' fees.

         h. This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

         i. This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.


                                       HOMELAND STORES, INC.


                                       By
                                          --------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------

                                       FLEET RETAIL FINANCE INC.
                                       as Administrative Agent, Collateral Agent and as Revolving Credit Lender


                                       By:
                                           -------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------



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                                       BACK BAY CAPITAL FUNDING LLC
                                       as Term Lender


                                       By:
                                           -------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------



                              CONSENT OF GUARANTORS

         The undersigned, Guarantors, each hereby consent to the First Amendment to Loan and Security Agreement and each acknowledge that their Guaranty of the Liabilities executed by each of them remains in full force and effect.

         IN WITNESS WHEREOF, the Guarantors have caused this Consent to First Amendment to be executed and their seals to be hereto affixed as the date first above written.

                                       HOMELAND HOLDING CORPORATION


                                       By:
                                           -------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------



                                       SLB MARKETING, INC.


                                       By:
                                           -------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------



                                       JCH BEVERAGE, INC.


                                       By:
                                           -------------------------------------
                                       Print Name:
                                                   -----------------------------
                                       Title:
                                              ----------------------------------




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